                                                                    Exhibit 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-05987; No. 333-59941; No. 33-62887, and No.
33-69306) of Michael Baker Corporation of our report dated June 20, 2003 relating to the financial statements of the Michael Baker Corporation Employee Stock Ownership Plan, which appears in this Form 11-K.

/s/  PricewaterhouseCoopers LLP
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Pittsburgh, Pennsylvania
June 23, 2004